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                                                                EXHIBIT 10.17.12

                                 AMENDMENT NO. 3

                  AMENDMENT NO. 3 dated as of March 15, 2002 (this "Amendment No. 3") to the Series 1 Incremental Revolving Credit Agreement
--------------
referred to below, between CHART INDUSTRIES, INC. (the "Borrower"); the
                                                        --------
SUBSIDIARY BORROWER party hereto; each of the SUBSIDIARY GUARANTORS party hereto; and the SERIES 1 LENDERS party hereto.

                  The Borrower, the Subsidiary Borrower, the Subsidiary Guarantors, each of the Series 1 Lenders and the Administrative Agent are parties to (i) a Series 1 Incremental Revolving Credit Agreement dated as of November 29, 2000 (the "Series 1 Incremental Revolving Credit Agreement") and
                        -----------------------------------------------
(ii) a Credit Agreement dated as of April 12, 1999 (as heretofore modified and supplemented and in effect on the date hereof, the "Credit Agreement"). The
                                                    ----------------
Borrower, the Subsidiary Borrower, the Subsidiary Guarantors, the Series 1 Lenders and the Administrative Agent wish to amend the Series 1 Incremental Revolving Credit Agreement in certain respects, and accordingly, the parties hereto hereby agree as follows:


                  Section 1.  Definitions.  Except as otherwise defined in this
                              -----------
Amendment No. 3, terms defined in the Credit Agreement and the Series 1 Incremental Revolving Credit Agreement are used herein as defined therein.

                  Section 2.  Amendments.  Subject to the satisfaction of the
                              ----------
conditions precedent specified in Section 4, but effective as of the date hereof, the Series 1 Incremental Revolving Credit Agreement shall be amended as follows:

                  2.01. References in the Series 1 Incremental Revolving Credit Agreement (including references to the Series 1 Incremental Revolving Credit Agreement as amended hereby) to "this Agreement" (and indirect references such as "hereunder", "hereby", "herein" and "hereof") shall be deemed to be references to the Series 1 Incremental Revolving Credit Agreement as amended hereby.

                  2.02. The definition of "Series 1 Commitment Termination Date" in Article I of the Series 1 Incremental Revolving Credit Agreement is hereby amended to read in its entirety as follows:

                  "Series 1 Commitment Termination Date" means March 31, 2003.
                   ------------------------------------

                  Section 3. Representations and Warranties. The Borrower
                             ------------------------------
represents and warrants to the Series 1 Lenders that (a) the representations and warranties set forth in Article IV of the Credit Agreement are true and complete on the date hereof as if made on and as of the date hereof and as if each reference in said Article IV to "this Agreement" included reference to this Amendment No. 3 and (b) no Default shall have occurred and be continuing.

      Amendment No. 3 to Series 1 Incremental Revolving Credit Agreement
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                                     -2-

                  Section 4. Conditions Precedent. The amendments to the Series
                             --------------------
1 Incremental Revolving Credit Agreement set forth in Section 2 shall become effective, as of the date hereof, upon the receipt by the Administrative Agent
(x) of counterparts of this Amendment No. 3, duly executed and delivered by each of the Obligors and the Series 1 Lenders and (y) for the account of each Lender that consents to this Amendment No. 3 of an amendment fee in an amount equal to 0.50% of the sum of the Incremental Revolving Credit Exposures and unused Incremental Revolving Credit Commitments, if any, of each Lender.

                  Section 5.  Miscellaneous.  The Borrower shall pay all
                              -------------
reasonable expenses incurred by the Administrative Agent, including the reasonable fees, charges and disbursements of Milbank, Tweed, Hadley & McCloy LLP, special New York counsel to Chase, in connection with the preparation, negotiation, execution and delivery of this Amendment No. 3. Except as herein provided, the Series 1 Incremental Revolving Credit Agreement shall remain unchanged and in full force and effect. This Amendment No. 3 may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment No. 3 by signing any such counterpart. This Amendment No. 3 shall be governed by, and construed in accordance with, the law of the State of New York.

      Amendment No. 3 to Series 1 Incremental Revolving Credit Agreement
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                                     -3-

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 3 to be duly executed by their respective authorized officers as of the day and year first above written.

                                       CHART INDUSTRIES, INC.


                                       By /s/ Michael F. Biehl
                                          --------------------
                                         Name: Michael F. Biehl
                                         Title: Chief Financial Officer
                                                 and Treasurer


                                 SUBSIDIARY BORROWER
                                 -------------------

                                       CHART HEAT EXCHANGERS LIMITED


                                       By /s/ John T. Romain
                                          ------------------
                                         Name: John T. Romain
                                         Title: Assistant Treasurer


      Amendment No. 3 to Series 1 Incremental Revolving Credit Agreement
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                                     -4-

                              SUBSIDIARY GUARANTORS
                              ---------------------

                                       CHART HEAT EXCHANGERS LIMITED
                                       PARTNERSHIP

                                       By:  CHART MANAGEMENT
                                       COMPANY, INC., as its sole
                                       general partner


                                       By /s/ John T. Romain
                                          ------------------
                                         Name: John T. Romain
                                         Title: Assistant Treasurer

                                       CHART INDUSTRIES FOREIGN SALES
                                       CORPORATION


                                       By /s/ John T. Romain
                                          ------------------
                                         Name: John T. Romain
                                         Title: Assistant Treasurer

                                        CHART INTERNATIONAL INC.


                                       By /s/ John T. Romain
                                          ------------------
                                         Name: John T. Romain
                                         Title: Assistant Treasurer

                                       CHART MANAGEMENT COMPANY,  INC.


                                       By /s/ John T. Romain
                                          ------------------
                                         Name: John T. Romain
                                         Title: Assistant Treasurer

      Amendment No. 3 to Series 1 Incremental Revolving Credit Agreement
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                                     -5-

                                       CHART LEASING, INC.


                                       By /s/ John T. Romain
                                          ------------------
                                         Name: John T. Romain
                                         Title: Assistant Treasurer


                                       CHART, INC.


                                       By /s/ John T. Romain
                                          ------------------
                                         Name: John T. Romain
                                         Title: Assistant Treasurer


                                       CHART INTERNATIONAL HOLDINGS,
                                       INC.


                                       By /s/ John T. Romain
                                          ------------------
                                         Name: John T. Romain
                                         Title: Assistant Treasurer


                                       CHART ASIA, INC.


                                       By /s/ John T. Romain
                                          ------------------
                                         Name: John T. Romain
                                         Title: Assistant Treasurer


                                       CAIRE INC.


                                       By /s/ John T. Romain
                                          ------------------
                                         Name: John T. Romain
                                         Title: Assistant Treasurer


      Amendment No. 3 to Series 1 Incremental Revolving Credit Agreement
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                                     -6-

                                       COOLTEL, INC.


                                       By /s/ John T. Romain
                                          ------------------
                                         Name: John T. Romain
                                         Title: Assistant Treasurer


                                       NEXGEN FUELING, INC.

                                       By /s/ John T. Romain
                                          ------------------
                                         Name: John T. Romain
                                         Title: Assistant Treasurer


                                       GREENVILLE TUBE, LLC


                                       By /s/ John T. Romain
                                          ------------------
                                         Name: John T. Romain
                                         Title: Assistant Treasurer


      Amendment No. 3 to Series 1 Incremental Revolving Credit Agreement
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                                     -7-

                             SERIES 1 LENDERS
                             ----------------

                                       JPMORGAN CHASE BANK


                                       By /s/ Henry W. Centa
                                          ------------------
                                         Name: Henry W. Centa
                                         Title: Vice President


                                       NATIONAL CITY BANK


                                       By /s/ Anthony J. DiMare
                                          ---------------------
                                         Name: Anthony J. DiMare
                                         Title: Senior Vice President


                                       BANK ONE, MICHIGAN


                                       By /s/ Gaye C. Plunkett
                                          --------------------
                                         Name: Gaye C. Plunkett
                                         Title: Vice President


      Amendment No. 3 to Series 1 Incremental Revolving Credit Agreement
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